UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 13, 2005

(Date of earliest event reported)

PHARMACYCLICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-26658	94-3148201
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

995 E. Arques Avenue, Sunnyvale, California	94085-4521
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 774-0330

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01     Other Events.

On September 13, 2005, Pharmacyclics, Inc., a Delaware corporation (the "Registrant"), issued a press release announcing that it is enrolling patients in an open-label Phase 2 clinical trial of Xcytrin® (motexafin gadolinium) Injection, the company's lead cancer therapeutic candidate, in combination with whole brain radiation therapy (WBRT) and stereotactic radiosurgery for the treatment of brain metastases from solid tumors, using MRI scanning to define treatment field

The foregoing description is qualified in its entirety by reference to the Registrant's Press Release dated September 13, 2005, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01     Financial Statements and Exhibits.

(d)     Exhibits

Exhibit No.	Description
99.1	Press Release of Pharmacyclics, Inc. dated September 13, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:   September 13, 2005

PHARMACYCLICS, INC. By: /s/ LEIV LEA Name: Leiv Lea Title: Vice President, Finance & Administration and Chief Financial Officer and Secretary

INDEX TO EXHIBITS FILED WITH
THE CURRENT REPORT ON FORM 8-K DATED SEPTEMBER 13, 2005
Exhibit	Description
99.1	Press Release of Pharmacyclics, Inc. dated September 13, 2005.	PDF

         PDF    Also provided in PDF as a courtesy.